Exhibit 10.45

FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Amendment”) is entered into as of March 9, 2022 (the “Effective Date”), by and between GSE Systems, Inc., a Delaware corporation (the “Company”), and Lind Global Fund II LP, a Delaware limited partnership (the “Investor”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and the Investor are parties to that certain Securities Purchase Agreement, dated February 23, 2022 (the “Purchase Agreement”), and desire to amend the Purchase Agreement in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchase Agreement is hereby amended as follows:

1.          Amendments to the Purchase Agreement. Section 9.1(a) to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Registration Statement. Promptly, but in any event no later than forty (40) days from the date of this Agreement, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Investor Shares. The foregoing Registration Statement shall be filed on Form S-3 or any successor forms thereto. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Investor and its counsel at least five (5) Business Days prior to its filing or other submission and the Company shall incorporate all reasonable comments provided by the Investor or its counsel.”

2.          Effect of Agreement. This Amendment is intended to modify the provisions of the Purchase Agreement identified herein. Other than as set forth in this Amendment, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect. This Amendment and the Purchase Agreement contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings with respect to such subject matter, and shall not be changed except by written agreement signed by the parties.

3.          Binding Effect. This Amendment shall inure to the benefit of, and be binding upon, each of the parties and their respective heirs, personal representatives, successors and assigns.

4.          Governing Law. This Amendment will be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without reference to principals of conflict of laws or choice of laws.

5.          Further Assurances. Each party agrees to execute and deliver all further instruments and documents, and to take all additional actions, as any party may reasonably require in order to effectuate the intent and purpose of this Amendment.

6.          Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. This Amendment may be executed and delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective and legally binding for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Amendment as of the Effective Date.

COMPANY:

GSE SYSTEMS, INC.

/s/ Emmett Pepe
Name:	Emmett Pepe
Title:	Chief Financial Officer

INVESTOR:

LIND GLOBAL FUND II LP

By:	/s/ Jeff Easton
Name:	Jeff Easton
Title:	Managing Member of Lind Global Partners II LLC, General Partner

Signature Page to First Amendment to /lie Securitie Purchase Agreement